Exhibit 99.1

BI-LO AND WINN-DIXIE AGREE TO MERGE

Winn-Dixie Shareholders to Receive $9.50 Per Share in Cash

Transaction Valued at $560 Million

Combined Company to Operate Both BI-LO and Winn-Dixie Banners with Approximately 690 Stores in Eight States

Greenville, S.C., and Jacksonville, Fla. – December 19, 2011 – BI-LO, LLC (“BI-LO”) and Winn-Dixie Stores, Inc. (NASDAQ: WINN) (“Winn-Dixie”) today announced that the companies will merge to create an organization of approximately 690 grocery stores and 63,000 employees in eight states throughout the southeastern United States.

Under the terms of the definitive agreement, BI-LO will acquire all of the outstanding shares of Winn-Dixie stock in the merger. Winn-Dixie shareholders will receive $9.50 in cash per share of Winn-Dixie common stock, representing a premium of approximately 75% over the closing price of Winn-Dixie common stock on December 16, 2011.

A Special Committee of the Winn-Dixie Board of Directors, comprised of eight independent directors, and advised by independent financial and legal advisors, negotiated the transaction and recommended it to the full Board. The full Board unanimously approved the agreement and recommends Winn-Dixie shareholders vote in favor of the transaction.

“We are very excited about the merger of BI-LO and Winn-Dixie,” said Randall Onstead, Chairman of BI-LO. “With no overlap in our markets, the combined company will have a perfect geographic fit that will create a stronger platform from which to provide our customers great products at a great value, while continuing to offer exceptional service. BI-LO and Winn-Dixie are both strong regional brands with similar heritages, compelling customer connections, and outstanding employees. Both have been an important part of the communities and families they serve, and we look forward to building upon these two iconic brands and serving loyal customers for years to come.”

“This transaction with BI-LO provides Winn-Dixie shareholders with a significant cash premium for their shares. We believe this transaction is in the best interests of our shareholders,” said Peter Lynch, Chairman, CEO and President of Winn-Dixie. “By combining BI-LO and Winn-Dixie, we anticipate building a company that is stronger than our individual businesses and creating opportunities for continued advancement through the cross-pollination of our people and the sharing of ideas across our organizations, all to the benefit of our guests, suppliers, team members and the neighborhoods that Winn-Dixie serves.”

The transaction is currently expected to close in the next 60 to 120 days, subject to the approval of Winn-Dixie shareholders and other customary closing conditions, including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction is not subject to any financing condition. Following the completion of the merger, Winn-Dixie will become a privately-held, wholly owned subsidiary of BI-LO and Winn-Dixie’s common stock will cease trading on the NASDAQ.

Until the merger is complete, both BI-LO and Winn-Dixie will continue to operate as separate companies.

Following completion of the merger, it is anticipated that the companies will continue to operate under the BI-LO and Winn-Dixie banners that their customers have come to trust.

BI-LO and Winn-Dixie do not currently expect any store closures as a result of the combination. The combined company’s executive management team structure and headquarters location will be decided as the companies move closer to finalizing the transaction; however, it is expected that the combined company will maintain a presence in both Greenville and Jacksonville.

William Blair, Citi, The Food Partners, Deutsche Bank Securities, Inc. and Alvarez & Marsal Transaction Advisory Group are acting as financial advisors and Gibson, Dunn & Crutcher LLP and Hunton & Williams LLP are acting as legal advisors to BI-LO. Goldman, Sachs & Co. is acting as exclusive financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Greenberg Traurig, P.A. are acting as legal advisors to the Special Committee of the Winn-Dixie Board of Directors. King & Spalding LLP is acting as legal advisor to Winn-Dixie.

About BI-LO

Founded in 1961 and headquartered in Greenville, S.C., BI-LO operates 207 supermarkets, including approximately 116 in-store pharmacies, in North Carolina, South Carolina, Georgia and Tennessee. The Company employs approximately 17,000 people.

About Winn-Dixie

Founded in 1925 and headquartered in Jacksonville, FL, Winn-Dixie operates approximately 480 retail grocery locations, including approximately 380 in-store pharmacies, in Florida, Alabama, Louisiana, Georgia and Mississippi. The Company employs approximately 46,000 people.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger with BI-LO, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Winn-Dixie and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond Winn-Dixie’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the Merger Agreement by Winn-Dixie’s shareholders, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, and other factors discussed in Winn-Dixie’s Annual Report on Form 10-K for the fiscal year ended June 29, 2011, and other Winn-Dixie filings with the SEC. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein.

Additional Information and Where to Find it

In connection with the proposed merger and required shareholder approval, Winn-Dixie Stores, Inc. will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WINN-DIXIE AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Winn-Dixie Stores, Inc. with the SEC may be obtained free of charge by contacting Winn-Dixie at Winn-Dixie Stores, Inc., Attn: Investor Relations, 5050 Edgewood Court, Jacksonville, Florida, 32254-3699. Our filings with the SEC are also available on our website at www.WinnDixie.com.

Participants in the Solicitation

Winn-Dixie and its officers and directors may be deemed to be participants in the solicitation of proxies from Winn-Dixie’s shareholders with respect to the merger. Information about Winn-Dixie’s officers and directors and their ownership of Winn-Dixie’s common shares is set forth in the proxy statement for Winn-Dixie’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2011. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Winn-Dixie and its officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

Contacts:

Media

BI-LO

Andrew H. Brimmer / Jed Repko / Nick Lamplough

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Winn-Dixie

Eric Barnes

Director of Corporate Communication

904-370-7715

EricBarnes@Winn-Dixie.com

Investors

Winn-Dixie

Celia Nass

Senior Director, Investor Relations

904-783-5123

CeliaNass@Winn-Dixie.com

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